UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010 (August 26, 2010)

Chinawe.com Inc.
 (Exact name of registrant as specified in its charter)

California	000-29169	95-462728 _
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1307, Block A, Fuk Keung Industrial Building, 66-68 Tong Mei Road, Kowloon, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 23810818

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On August 26, 2010, Vivian Chu submitted notice of her resignation as (i) a member of the Board of Directors and (ii) Chief Financial Officer of Chinawe.com Inc. (the “Company”), effective immediately. Ms. Chu has not expressed any disagreement with the Company’s operations, policies or practices.

(d)	The Company’s Board of Directors elected on August 26, 2010 Alan Wai, Chairman of the Board of Directors and the President and Chief Executive Officer of the Company, to serve as the Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 1, 2010	CHINAWE.COM INC.
		By:	/s/ Alan Wai

Alan Wai Chief Executive Officer

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